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                              AMENDMENT NO. 1 TO
                           ADHESIVE SUPPLY AGREEMENT*

     This AMENDMENT NO. 1 (the "Amendment") is made as of April 13, 1992, by and between Procter & Gamble/ALZA, Partners for Oral Health Care (the "Partnership") and Tri-Point Medical L.P. ("Tri-Point"), to amend that certain Adhesive Supply Agreement between the Partnership and Tri-Point dated as of March 14, 1991 (the "Supply Agreement"), with reference to the following background.


                                  BACKGROUND
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     A.   Under the Supply Agreement, Tri-Point supplies Product to the
Partnership to distribute in conjunction with the Partnership's product known as Actisite(R). The Supply Agreement requires the Partnership to place firm orders for the Product which equal or exceed XXXXXXXXXX during each Shipment Year.

     B. The parties wish to adjust the minimum purchase amounts required under the Supply Agreement to be in effect as provided below.

     NOW, THEREFORE, in consideration of the premises and the covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Definitions. All terms not otherwise defined herein are used as
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defined in the Supply Agreement.

     2.   Waiver of Initial Minimum Purchase Requirement.  For the Shipment Year
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beginning February 1, 1991 and ending January 31, 1992, Tri-Point acknowledges receipt from the Partnership of XXXXXX in firm orders for the Product as of the date of this Amendment and hereby waives the requirement under Section 2.3 of the Supply Agreement as to the remaining XXXXXXX of firm orders required under the Supply Agreement. In consideration of such waiver, the Partnership agrees to pay Tri-Point the sum of XXXXXX within 15 days of execution of this Amendment. Tri-Point will apply the XXXXXX payment to defray the costs of preparing and filing applications for product approvals in Europe and other activities required to secure such approvals. Tri-Point shall provide ALZA with quarterly status reports related to European product approvals.

     3.   Alternative Payments. The minimum purchase requirement specified in
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the last sentence of Section 2.3 of the Supply Agreement shall be adjusted as follows. From the Shipment Year commencing February 1, 1992, through and including the end of the Shipment Year in which the Partnership receives approval by the U.S. Food and Drug Administration (FDA) to market Actisite, the maximum firm order payment obligation on the part of the Partnership shall be XXXXXXXXXX for each such Shipment Year, against which all firm orders placed during such Shipment Year shall be fully credited. The adjustment described in the immediately preceding sentence shall not apply to Shipment Years following

* Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933. Such portions are marked by "X" or the word "Redacted."
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the Shipment Year in which such FDA approval is received, to which Shipment
Years the minimum purchase requirement specified in the last sentence of Section
2.3 of the Supply Agreement shall apply.

     4.   Effect of Amendment. Except as expressly amended or modified herein,
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all of the terms and conditions of the Supply Agreement shall continue in full force and effect.

     5.   Counterparts. This Agreement shall become binding when any one or
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more counterparts hereof, individually or taken together, shall bear the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PROCTER & GAMBLE/ALZA PARTNERS          TRI-POINT MEDICAL, L.P.
FOR ORAL HEALTHCARE
By ALZA Corporation, Partner            By: /s/ Jeffrey C. Basham
                                           --------------------------
By: /s/ Jane E. Shaw
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